UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 West 52 Street
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On October 19, 2017, CBS Corporation (the “Company”) issued a press release announcing the commencement of its exchange offer related to the separation of the Company’s radio business. The separation is being effected in connection with the merger of CBS Radio Inc. (“CBS Radio”), a Delaware corporation and a wholly owned subsidiary of the Company, and Constitution Merger Sub Corp. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Entercom Communications Corp. (“Entercom”), a Pennsylvania corporation. As previously announced, the Company entered into the Merger Agreement dated as of February 2, 2017, and as amended July 10, 2017 and September 13, 2017, and other definitive agreements pursuant to which, among other things, Merger Sub will merge with and into CBS Radio, with CBS Radio surviving as a wholly owned subsidiary of Entercom (together with the other transactions contemplated by such agreements, including the separation and the exchange offer, the “Transactions”). The Transactions are subject to customary closing conditions. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of CBS Corporation, dated October 19, 2017.

Forward-Looking Statements

This communication contains certain statements about CBS, CBS Radio and Entercom that are “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in CBS’s and Entercom’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the SEC. The forward-looking statements contained in this communication may include statements about the expected effects on CBS, CBS Radio and Entercom of the proposed separation of CBS’s Radio business and merger of CBS Radio with an Entercom subsidiary (collectively, the “Transaction”); the anticipated timing and benefits of the Transaction and CBS’s, CBS Radio’s and Entercom’s anticipated financial results; and also include all other statements in this communication that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of CBS, CBS Radio and Entercom (as the case may be) and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; CBS’s and Entercom’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain regulatory and shareholder approvals and the anticipated tax treatment of the Transaction and related transactions; the ability to obtain or consummate financing or refinancing related to the Transaction upon acceptable terms or at all; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, and future prospects; business and management strategies and the expansion and growth of Entercom’s operations; price or trading volume of Entercom’s common stock; failure to pay dividends to holders of Entercom’s common stock; impairment charges for FCC licenses and goodwill; Entercom’s ability to integrate CBS’s Radio business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm CBS’s, CBS Radio’s or Entercom’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and none of CBS, CBS Radio or Entercom undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Important Notices and Additional Information

In connection with the Transaction, CBS has filed with the SEC a Schedule TO with respect to the exchange offer, CBS Radio has filed with the SEC, and the SEC declared effective on October 19, 2017, a registration statement on Form S-4 and Form S-1 containing a prospectus of CBS Radio relating to the exchange offer and Entercom has filed with the SEC, and the SEC declared effective on October 19, 2017, a registration statement on Form S-4 relating to the Transaction. Entercom has also filed a proxy statement, of which the prospectus contained in Entercom’s registration statement on Form S-4 forms a part, on October 16, 2017. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND ANY AMENDMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBS, CBS RADIO AND ENTERCOM AND THE TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of these materials may be obtained free of charge by accessing CBS’s website at www.cbscorporation.com, or from Entercom by accessing Entercom’s website at www.entercom.com. Shareholders may also read and copy any reports, statements and other information filed by CBS or Entercom with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

None of CBS, CBS Radio, Entercom or their respective directors or officers makes any recommendation as to whether any CBS shareholder should participate in the exchange offer. This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CBS, Entercom and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding CBS’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on February 17, 2017, and in its definitive proxy statement filed with the SEC on April 7, 2017, in connection with its 2017 annual meeting of stockholders. Information regarding Entercom’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on February 28, 2017, and in its definitive proxy statement filed with the SEC on March 17, 2017, in connection with its 2017 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and proxy statement/prospectus and other relevant materials filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

Date: October 19, 2017	/s/ Joseph R. Ianniello

Joseph R. Ianniello
Chief Operating Officer

[Signature Page for Form 8-k]